UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Bond Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
The Maxim Loomis Sayles Bond Portfolio outperformed its benchmark, the Merrill Lynch Government & Corporate Index, returning 38.46% (net of fees) versus 4.84% for the Index for the one-year period ended December 31, 2009. The Portfolio outperformed its multisector peer group, which returned 29.22% for the period.

The multisector Portfolio has the flexibility to opportunistically utilize various fixed-income sectors including investment grade corporate, high yield,  and non-dollar denominated bonds.

Risk appetite reemerged in 2009 and risk trade flourished, favoring many of the sectors that were hardest hit in 2008 during the height of the credit crisis. Investor confidence slowly trickled back into financial markets, restoring liquidity and thawing previously frozen credit markets. Yields were down across major bond market sectors for the year, most notably in the credit space which we stylistically tend to favor. Investment grade credit saw strong returns amid increased access to capital and steady capital investor inflows. Demand exceeded supply for most of the year and investors easily absorbed the flurry of new issues that were brought to market at compelling levels, given their risk/return profiles.

The risk market rally was most evident in the high yield space. During the year, spreads tightened significantly from record-wide levels when oversold market conditions and thin trading hampered performance in 2008. Generally, lower-quality incrementally outperformed higher-quality issues. The dramatic spread compression that occurred was primarily driven by high yield issuers who took the opportunity to refinance existing debt amid a more favorable rate environment.

On a sector basis, higher-beta sectors that are more cyclical in nature tended to outperform their lower-beta, less-cyclical counterparts. Industrials and other sectors that usually perform well during the initial recovery phase of the business cycle were among the top performance contributors, supported by improving fundamentals and expectations of economic recovery. The financial sector saw a remarkable snapback in performance from extremely depressed levels that characterized late 2008, bolstered by government support programs that were implemented during the year. Weaker sectors tended to be relatively “safer” government sectors that were hurt upon the shift in risk-preference and the resulting flight-to-quality reversal.

The Portfolio’s foreign currency exposure through non-U.S. dollar denominated securities was beneficial as the greenback ended the year weaker against most major currencies. Holdings denominated in commodity-linked currencies such as the Canadian and New Zealand dollars and the Brazilian real were supported by prospects of global growth and recovery and risk trade momentum helped carry performance of emerging market currencies.

Looking forward, credit research and security selection will remain paramount in seeking to generate excess returns given the considerable spread tightening that has already occurred. The Portfolio should continue to be well-diversified and over time, attractive prices and yields may present opportunities to utilize prudent security selection with our multisector approach.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2000	10,460.00	11,194.20
2001	10,728.82	12,136.19
2002	11,917.58	13,465.10
2003	15,504.77	14,076.15
2004	17,207.19	14,660.59
2005	17,845.58	15,030.04
2006	19,826.43	15,604.94
2007	21,432.38	16,739.57
2008	16,772.98	17,568.52
2009	23,223.86	18,417.96

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Ten Years
38.46%	6.18%	8.79%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Moody’s Rating as of December 31, 2009

Moody’s Rating	% of Portfolio Investments
AAA	24.85%
AA	4.67%
A	5.16%
BAA	23.38%
BA	13.41%
B	9.07%
C	9.10%
Withdrawn Rating	0.71%
Not Rated	6.06%
Common Stock	1.85%
Preferred Stock	1.52%
Short Term Investments	0.22%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,171.13	$ 4.93

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,020.67	$ 4.58

*Expenses are equal to the Portfolio's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.
Financial Reports for the Year Ended December 31, 2009

Maxim Loomis Sayles Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Loomis Sayles Bond Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Loomis Sayles Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (including $736,635 of securities on loan) (1)	$360,021,230
Cash	7,355,167
Cash denominated in foreign currencies (2)	137,595
Dividends and interest receivable	4,681,880
Subscriptions receivable	731,762

Total assets	372,927,634

LIABILITIES:
Due to investment adviser	297,712
Payable upon return of securities loaned	795,648
Redemptions payable	3,548,161

Total liabilities	4,641,521

NET ASSETS	$368,286,113

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$3,162,874
Additional paid-in capital	365,438,803
Net unrealized appreciation on investments	7,579,115
Undistributed net investment income	1,135,462
Accumulated net realized loss on investments	(9,030,141)

NET ASSETS	$368,286,113

NET ASSET VALUE PER OUTSTANDING SHARE	$11.64
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	100,000,000
Outstanding	31,628,737

(1) Cost of investments in securities	$352,446,043
(2) Cost of cash denominated in foreign currencies	133,667

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$22,715,908
Income from securities lending	15,162
Dividends	425,095

Total income	23,156,165

EXPENSES:
Management fees	3,007,408

NET INVESTMENT INCOME	20,148,757

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(7,724,867)
Change in net unrealized appreciation on investments	95,279,081

Net realized and unrealized gain on investments	87,554,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,702,971

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$20,148,757	$22,686,203
Net realized gain (loss) on investments	(7,724,867)	6,128,496
Change in net unrealized appreciation (depreciation) on investments	95,279,081	(111,650,775)

Net increase (decrease) in net assets resulting from operations	107,702,971	(82,836,076)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,402,239)	(27,928,758)
From net realized gains		(1,856,430)

Total distributions	(20,402,239)	(29,785,188)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	156,713,350	162,513,509
Reinvestment of distributions	20,402,239	29,785,188
Redemptions of shares	(181,375,941)	(183,835,092)

Net increase (decrease) in net assets resulting from share transactions	(4,260,352)	8,463,605

Total increase (decrease) in net assets	83,040,380	(104,157,659)

NET ASSETS:
Beginning of period	285,245,733	389,403,392

End of period (1)	$368,286,113	$285,245,733

OTHER INFORMATION:

SHARES:
Sold	14,977,018	14,042,731
Issued in reinvestment of distributions	1,856,969	3,080,170
Redeemed	(17,225,320)	(16,138,648)

Net increase (decrease)	(391,333)	984,253

(1) Including undistributed net investment income	$1,135,462	$756,302

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.91	$12.55	$12.58	$11.95	$12.35

Income from Investment Operations

Net investment income	0.65	0.93	0.92	0.67	0.84
Net realized and unrealized gain (loss)	2.71	(3.60)	0.08	0.63	(0.39)

Total Income (Loss) From
Investment Operations	3.36	(2.67)	1.00	1.30	0.45

Less Distributions

From net investment income	(0.63)	(0.91)	(0.92)	(0.67)	(0.85)
From net realized gains		(0.06)	(0.11)

Total Distributions	(0.63)	(0.97)	(1.03)	(0.67)	(0.85)

Net Asset Value, End of Period	$11.64	$8.91	$12.55	$12.58	$11.95

Total Return ±	38.46%	(21.74%)	8.10%	11.10%	3.71%

Net Assets, End of Period ($000)	$368,286	$285,246	$389,403	$340,080	$293,374

Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of Net Investment Income to
Average Net Assets	6.03%	6.24%	5.67%	5.31%	5.06%

Portfolio Turnover Rate	28.54%	27.70%	28.34%	36.73%	38.48%

±			Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  The Fund presently consists of fifty-four portfolios.  Interests in the Maxim Loomis Sayles Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  The investment objective of the Portfolio is to seek high total investment return through a combination of current income and capital appreciation.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange.  If the closing price is not available, the current bid will be used.  Foreign exchange rates are determined by utilizing the New York closing rates.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

For fixed income securities, factors used in the determination of fair value may include, but are not limited to, market data incorporating available trade, bid and other market information such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing.  Model processes such as Option Adjusted Spread models are used to develop prepayment and interest rate scenarios.  Price evaluators gather information from market sources and integrate relevant credit information, perceived market movements and sector news into the evaluated pricing applications and models.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.  The prices of the majority of Level 3 securities were obtained from single broker quotes.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1	Level 2	Level 3	Total
Assets
Bonds
Corporate	$-	$239,990,324	$10,249,095	$250,239,419
Foreign government	-	69,380,113		69,380,113
Obligation of U.S. states and their subdivisions	-	4,826,943	-	4,826,943
Other debt	-	22,006,629	648,905	22,655,534
Common Stock
Biotechnology	3,482,934	-	-	3,482,934
Containers	855,573	-	-	855,573
Electronic instruments & equipment	997,921	-	-	997,921
Financial services	91,751	-	-	91,751
Oil & gas	1,087,141	-	-	1,087,141
Unit investment trust	134,475	-	-	134,475
Preferred Stock
Agency	27,039	223,837	-	250,876
Banks	-	186,532	-	186,532
Electric companies	901,520	262,019	-	1,163,539
Financial services	-	1,603,167	-	1,603,167
Household goods	-	1,092,875	-	1,092,875
Oil & gas	-	290,279	-	290,279
Real estate	-	21,750	-	21,750
Telephone & telecommunications	-	823,900	-	823,900
Utilities	18,375	22,444		40,819
Short-term investments	795,648	-	-	795,648
Other financial instruments*	-	-	41	41
Total	$8,392,377	$340,730,812	$10,898,041	$360,021,230

*Other financial instruments consist of warrants. Warrants are reported at their market value as of December 31, 2009.

The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2009:

Description	Bonds	Preferred Stocks	Other Financial Instruments	Total
Beginning Balance, December 31, 2008	$12,084,596	$1,170,104	$-	$13,254,700
Total realized gain (or losses)^	(1,911,048)	-	-	(1,911,048)
Total unrealized gain (or losses) relating to instruments not held at reporting date§	3,749,327	59,525	-	3,808,852
Total unrealized gain (or losses) relating to instruments still held at reporting date§	1,809,009	-	40	1,809,049
Purchases, sales and corporate actions	4,052,197	493,349	1	4,545,547
Transfers into (out of) Level 3	(8,886,081)	(1,722,978)	-	(10,609,059)
Ending Balance, December 31, 2009	$10,898,000	$0	$41	$10,898,041

^Included in Net realized loss on investments on the Statement of Operations.
§Included in Change in net unrealized appreciation on investments on the Statement of Operations.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.  Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2009 were $41,519,849, $45,343,004 and 12.31%, respectively.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists.  These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.  Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2009 were $19,817,111, $18,488,210 and 5.02%, respectively.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars.  Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate.  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In April 2009, the FASB issued Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly (FSP No. FAS 157-4).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 820 relating to these considerations for the semi-annual period ended June 30, 2009.  The adoption had no impact on the financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $95,576,397 and $89,573,060, respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $352,483,629.  The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $22,926,413 and gross depreciation of securities in which there was an excess of tax cost over value of $15,388,812 resulting in net appreciation of $7,537,601.

5.         SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian.  Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions.  In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest.  Cash collateral is invested in securities approved by the Board of Directors.  On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned.  The security is also included in the Schedule of Investments.  As of December 31, 2009 the Portfolio had securities on loan valued at $736,635 and received collateral of $795,648 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities.  The Portfolio also continues to receive interest or dividends on the securities loaned.  The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$20,402,239	$28,196,352
Long-term capital gain	-	1,588,836
	$20,402,239	$29,785,188

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,156,907
Undistributed capital gains	-
Net accumulated earnings	1,156,907

Net unrealized appreciation on investments	7,537,601
Cumulative effect of other timing differences	(21,445)
Net unrealized appreciation on foreign currency	3,928
Capital loss carryforwards	(8,992,555)
Post-October losses	-
Tax composition of capital	$(315,564)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $133,629 from paid-in capital to undistributed net investment income and $499,013 from accumulated net realized loss on investments  to undistributed net investment income.  These adjustments have no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $8,992,555, which expires in the year 2017.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 1% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

8.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

BONDS

Par Value ($)		Value ($)

Aerospace & Defense --- 0.37%
1,550,000	Bombardier Inc	1,354,940
	7.35% December 22, 2026
		$1,354,940

Agriculture --- 0.27%
1,055,000	Corn Products International Inc	989,981
	6.63% April 15, 2037
		$989,981

Air Freight --- 0.83%
913,951	Atlas Air Worldwide Holdings Inc *	648,905
	8.77% January 2, 2011
364,292	Atlas Air Worldwide Holdings Inc	331,506
	9.06% January 2, 2014
1,347,204	Atlas Air Worldwide Holdings Inc	1,145,124
	7.68% January 2, 2014
1,187,970	Atlas Air Worldwide Holdings Inc	926,616
	7.63% January 2, 2015
		$3,052,151

Airlines --- 2.44%
30,097	American Airlines Inc	27,765
	8.04% September 16, 2011
965,000	AMR Corp	999,981
	6.25% October 15, 2014
517,560	Continental Airlines Inc	458,041
	7.37% December 15, 2015
71,991	Continental Airlines Inc	65,872
	8.31% April 2, 2018
1,056,574	Delta Air Lines Inc	942,581
	8.95% August 10, 2014
500,000	Delta Air Lines Inc	508,750
	9.75% December 17, 2016
600,000	Delta Air Lines Inc †	623,250
	9.50% September 15, 2014
1,321,781	Delta Air Lines Inc	1,262,301
	6.82% August 10, 2022
705,000	Qantas Airways Ltd †	711,196
	6.05% April 15, 2016
482,433	UAL	410,068
	6.64% July 2, 2022
2,810,000	United Air Lines Inc	2,961,037
	10.40% November 1, 2016
		$8,970,842

Automobiles --- 1.48%
2,175,000	Ford Motor Co	1,922,156
	7.45% July 16, 2031
1,475,000	Ford Motor Co	1,849,281
	4.25% November 15, 2016
1,735,000	Ford Motor Co	1,340,288
	6.38% February 1, 2029
215,000	Ford Motor Co	167,700
	7.13% November 15, 2025
225,000	Ford Motor Co	173,812
	6.63% October 1, 2028
		$5,453,237

Banks --- 1.23%
2,045,000	AgriBank FCB † ‡‡	2,247,357
	9.13% July 15, 2019
1,830,000	BAC Capital Trust VI	1,464,818
	5.63% March 8, 2035
1,000,000	Keycorp Capital III	838,824
	7.75% July 15, 2029
		$4,550,999

Biotechnology --- 0.22%
289,000	Affymetrix Inc	255,765
	3.50% January 15, 2038
250,000	Human Genome Sciences Inc	455,938
	2.25% August 15, 2012
90,000	Incyte Corp	90,337
	3.50% February 15, 2011
		$802,040

Broadcast/Media --- 1.98%
1,370,000	Comcast Corp	1,280,577
	5.65% June 15, 2035
565,000	Comcast Corp	582,555
	6.45% March 15, 2037
120,000	Historic TW Inc	125,124
	6.63% May 15, 2029
82,265	Liberty Media LLC	49,770
	3.50% January 15, 2031
860,000	News America Inc	855,604
	6.15% March 1, 2037
1,130,000	News America Inc	1,135,667
	6.20% December 15, 2034
75,000	Time Warner Inc	87,122
	7.63% April 15, 2031
2,925,000	Viacom Inc	3,162,820
	6.88% April 30, 2036
		$7,279,239

Building Materials --- 0.67%
865,000	Owens Corning Inc	806,734
	7.00% December 1, 2036
575,000	Owens Corning Inc	588,842
	6.50% December 1, 2016
1,220,000	USG Corp	1,091,900
	6.30% November 15, 2016
		$2,487,476

Canadian - Federal --- 12.75%
9,700,000	Government of Canada	9,427,602
	2.75% December 1, 2010
11,805,000	Government of Canada	11,203,011
	1.00% September 1, 2011
7,880,000	Government of Canada	7,931,113
	4.25% June 1, 2018
13,645,000	Government of Canada	14,078,943
	5.25% June 1, 2012
4,340,000	Government of Canada	4,331,845
	3.75% June 1, 2012
		$46,972,514

Canadian - Provincial --- 0.75%
2,625,736	Province of Alberta	2,764,393
	5.93% September 16, 2016
		$2,764,393

Chemicals --- 2.91%
3,175,000	Chevron Phillips Chemical Co LLC †	3,736,807
	8.25% June 15, 2019
535,000	Hercules Inc	363,800
	6.50% June 30, 2029
480,000	Hexion Specialty Chemicals Inc	355,200
	9.20% March 15, 2021
2,220,000	Hexion Specialty Chemicals Inc	1,476,300
	7.88% February 15, 2023
885,000	Hexion US Finance Corp/Hexion Nova Scotia Finance ULC	867,300
	9.75% November 15, 2014
3,675,000	Methanex Corp	3,134,694
	6.00% August 15, 2015
750,000	Methanex Corp	778,125
	8.75% August 15, 2012
		$10,712,226

Communications - Equipment --- 0.36%
375,000	Motorola Inc	326,250
	6.63% November 15, 2037
325,000	Motorola Inc ‡	279,562
	6.50% November 15, 2028
325,000	Motorola Inc	167,929
	5.22% October 1, 2097
798,000	Nortel Networks Corp * @	541,643
	2.13% April 15, 2014
		$1,315,384

Computer Hardware & Systems --- 0.05%
200,000	Maxtor Corp ‡‡	193,000
	5.75% March 1, 2012
		$193,000

Conglomerates --- 0.56%
620,000	Textron Inc	641,743
	7.25% October 1, 2019
920,000	Textron Inc	957,561
	6.20% March 15, 2015
500,000	Textron Inc	481,911
	5.60% December 1, 2017
		$2,081,215

Electric Companies --- 2.50%
1,403,346	Bruce Mansfield Unit ‡‡	1,320,465
	6.85% June 1, 2034
50,000	Commonwealth Edison Co ‡‡	49,845
	4.75% December 1, 2011
945,000	Energy Future Holdings Corp	438,122
	6.55% November 15, 2034
1,010,000	Energy Future Holdings Corp	474,413
	6.50% November 15, 2024
395,000	Energy Future Holdings Corp	280,133
	5.55% November 15, 2014
2,440,000	Illinois Power Co	2,585,661
	6.25% April 1, 2018
210,000	NiSource Finance Corp	223,599
	6.15% March 1, 2013
1,820,000	NiSource Finance Corp	1,891,642
	6.40% March 15, 2018
340,000	Quezon Power Philippines Ltd	316,200
	8.86% June 15, 2017
250,000	SP PowerAssets Ltd	181,525
	3.73% October 22, 2010
455,000	White Pine Hydro LLC † ‡‡	313,712
	6.96% July 10, 2037
300,000	White Pine Hydro LLC † ‡‡	251,943
	6.31% July 10, 2017
1,000,000	White Pine Hydro Portfolio LLC † ‡‡	864,425
	7.26% July 20, 2015
		$9,191,685

Electronic Instruments & Equipment --- 2.11%
1,500,000	Agilent Technologies Inc	1,587,371
	6.50% November 1, 2017
1,630,000	Arrow Electronics Inc	1,777,773
	6.88% July 1, 2013
1,220,000	Avnet Inc	1,264,947
	5.88% March 15, 2014
245,000	Avnet Inc	252,763
	6.63% September 15, 2016
1,850,000	Avnet Inc	1,878,397
	6.00% September 1, 2015
950,000	Corning Inc	967,979
	7.25% August 15, 2036
40,000	Richardson Electronics Ltd	38,400
	7.75% December 15, 2011
		$7,767,630

Electronics - Semiconductor --- 2.08%
20,000	Amkor Technology Inc	20,325
	7.75% May 15, 2013
6,090,000	Intel Corp †	6,995,888
	3.25% August 1, 2039
60,000	Intel Corp	57,900
	2.95% December 15, 2035
610,000	Kulicke & Soffa Industries Inc	532,987
	0.88% June 1, 2012
65,000	Kulicke & Soffa Industries Inc	62,725
	1.00% June 30, 2010
		$7,669,825

Financial Services --- 5.69%
1,000,000	Associates Corp of North America	1,011,103
	6.95% November 1, 2018
962,313	CIT Group Inc	846,836
	7.00% May 1, 2016
1,347,243	CIT Group Inc	1,168,733
	7.00% May 1, 2017
577,386	CIT Group Inc	516,761
	7.00% May 1, 2015
384,922	CIT Group Inc ‡	358,940
	7.00% May 1, 2013
577,386	CIT Group Inc	536,247
	7.00% May 1, 2014
260,000	Citigroup Inc	229,108
	5.88% May 29, 2037
100,000	Citigroup Inc §	123,428
	3.63% November 30, 2017
100,000	Citigroup Inc	85,759
	6.13% August 25, 2036
125,000	Citigroup Inc	105,443
	5.88% February 22, 2033
60,000	Citigroup Inc	52,936
	5.85% December 11, 2034
400,000	General Electric Capital Corp	282,581
	6.75% September 26, 2016
5,255,000	General Electric Capital Corp	3,726,649
	6.50% September 28, 2015
552,000	GMAC LLC †	485,760
	8.00% December 31, 2018
979,000	GMAC LLC †	881,100
	8.00% November 1, 2031
159,000	GMAC LLC †	151,050
	6.75% December 1, 2014
255,000	GMAC LLC †	246,075
	7.50% December 31, 2013
37,900,127,200	JPMorgan Chase & Co † **	3,316,425
	Zero Coupon
	9.34% April 12, 2012
12,275,000	JPMorgan Chase Bank NA **	6,738,153
	Zero Coupon
	13.87% May 17, 2010
114,000	Textron Financial Corp	107,793
	5.13% August 15, 2014
		$20,970,880

Food & Beverages --- 1.50%
360,000	Albertson's Inc	326,700
	8.00% May 1, 2031
755,000	Albertson's Inc	574,744
	6.63% June 1, 2028
580,000	Albertson's Inc	519,100
	7.75% June 15, 2026
4,545,000	Albertson's Inc	3,897,337
	7.45% August 1, 2029
210,000	Sara Lee Corp	202,123
	6.13% November 1, 2032
		$5,520,004

Foreign Banks --- 2.61%
125,000,000	Barclays Financial LLC †	3,770,388
	4.16% February 22, 2010
3,020,000,000	Barclays Financial LLC †	2,591,117
	4.06% September 16, 2010
49,000,000	Barclays Financial LLC †	1,483,010
	4.10% March 22, 2010
17,433,642,500	JP Morgan Chase London † **	1,754,134
	Zero Coupon
	12.19% October 21, 2010
		$9,598,649

Foreign Governments --- 5.33%
4,290,000	Government of Australia	3,947,347
	7.00% December 1, 2010
2,000,000	Government of Australia	1,835,147
	6.00% May 1, 2012
2,935,000	Government of Australia	2,689,968
	6.00% June 14, 2011
80,000,000	Government of Mexico	5,915,713
	8.00% December 7, 2023
28,530,000	Government of Norway	5,020,135
	4.25% May 19, 2017
1,280,000	Government of Norway	234,896
	5.00% May 15, 2015
		$19,643,206

Gold, Metals & Mining --- 0.10%
255,000	Alcoa Inc	246,247
	6.75% January 15, 2028
140,000	Alcoa Inc	130,002
	5.87% February 23, 2022
		$376,249

Health Care Related --- 2.94%
290,000	CIGNA Corp	291,949
	6.35% March 15, 2018
80,000	HCA Inc	78,800
	6.75% July 15, 2013
2,035,000	HCA Inc	1,979,037
	6.25% February 15, 2013
250,000	HCA Inc	250,000
	6.30% October 1, 2012
725,000	HCA Inc	634,039
	7.50% November 6, 2033
130,000	HCA Inc	123,500
	6.50% February 15, 2016
150,000	HCA Inc	141,562
	6.38% January 15, 2015
45,000	HCA Inc	42,300
	5.75% March 15, 2014
765,000	HCA Inc	700,512
	7.69% June 15, 2025
150,000	HCA Inc	139,500
	7.19% November 15, 2015
575,000	HCA Inc	546,250
	8.36% April 15, 2024
2,505,000	HCA Inc	2,148,038
	7.05% December 1, 2027
175,000	HCA Inc	155,750
	7.75% July 15, 2036
1,115,000	HCA Inc	992,350
	7.58% September 15, 2025
395,000	HCA Inc	360,929
	7.50% December 15, 2023
2,410,000	Owens & Minor Inc ‡‡	2,204,374
	6.35% April 15, 2016
55,000	Tenet Healthcare Corp	44,000
	6.88% November 15, 2031
		$10,832,890

Homebuilding --- 3.78%
3,295,000	DR Horton Inc	3,097,300
	5.25% February 15, 2015
5,000	DR Horton Inc	4,875
	6.50% April 15, 2016
405,000	DR Horton Inc	391,838
	5.63% September 15, 2014
1,070,000	DR Horton Inc	1,000,450
	5.63% January 15, 2016
80,000	K Hovnanian Enterprises Inc	56,400
	6.25% January 15, 2016
25,000	K Hovnanian Enterprises Inc	18,125
	6.38% December 15, 2014
20,000	K Hovnanian Enterprises Inc	14,600
	6.50% January 15, 2014
1,340,000	Lennar Corp	1,232,800
	6.50% April 15, 2016
1,925,000	Lennar Corp	1,763,781
	5.60% May 31, 2015
3,615,000	Pulte Homes Inc	2,855,850
	6.00% February 15, 2035
396,000	Pulte Homes Inc	369,270
	5.20% February 15, 2015
695,000	Pulte Homes Inc	561,212
	6.38% May 15, 2033
2,665,000	Toll Brothers Finance Corp	2,550,027
	5.15% May 15, 2015
		$13,916,528

Household Goods --- 0.01%
31,000	Dixie Group Inc ‡	26,660
	7.00% May 15, 2012
		$26,660

Independent Power Producer --- 0.07%
240,000	AES Corp	243,600
	7.75% March 1, 2014
		$243,600

Insurance Related --- 2.04%
850,000	Marsh & McLennan Cos Inc	869,309
	5.38% July 15, 2014
125,000	Marsh & McLennan Cos Inc	110,971
	5.88% August 1, 2033
555,000	Marsh & McLennan Cos Inc	579,014
	5.75% September 15, 2015
590,000	MBIA Insurance Corp † ‡ §	253,700
	14.00% January 15, 2033
1,600,000	MetLife Inc	1,970,281
	10.75% August 1, 2039
3,005,000	Mutual of Omaha Insurance Co †	2,527,737
	6.80% June 15, 2036
725,000	XL Capital Ltd	659,280
	6.25% May 15, 2027
575,000	XL Capital Ltd	537,543
	6.38% November 15, 2024
		$7,507,835

Machinery --- 1.15%
3,630,000	Case New Holland Inc †	3,711,675
	7.75% September 1, 2013
665,000	Toro Co ‡‡	536,835
	6.63% May 1, 2037
		$4,248,510

Medical Products --- 0.22%
620,000	Boston Scientific Corp	633,502
	6.00% January 15, 2020
160,000	Boston Scientific Corp	168,000
	5.45% June 15, 2014
		$801,502

Office Equipment & Supplies --- 0.20%
750,000	Xerox Capital Trust I	742,500
	8.00% February 1, 2027
		$742,500

Oil & Gas --- 5.50%
40,000	Allis-Chalmers Energy Inc	34,600
	8.50% March 1, 2017
110,000	Allis-Chalmers Energy Inc	105,050
	9.00% January 15, 2014
2,055,000	Anadarko Petroleum Corp	2,146,178
	6.45% September 15, 2036
995,000	Connacher Oil & Gas Ltd †	910,425
	10.25% December 15, 2015
1,200,000	DCP Midstream LLC †	1,135,531
	6.45% November 3, 2036
250,000	El Paso Corp	235,358
	7.80% August 1, 2031
2,000,000	El Paso Corp	1,715,374
	6.95% June 1, 2028
990,000	Enterprise Products Operating LP	1,065,758
	6.30% September 15, 2017
2,220,000	NGC Corp Capital Trust I	1,165,500
	8.32% June 1, 2027
180,000	NGC Corp Dynegy Holdings Inc	146,700
	7.13% May 15, 2018
415,000	NGC Corp Dynegy Holdings Inc	286,350
	7.63% October 15, 2026
1,005,000	North American Energy Partners Inc	1,005,000
	8.75% December 1, 2011
1,500,000	Pioneer Natural Resources Co	1,354,665
	7.20% January 15, 2028
2,750,000	Plains All American Pipeline LP	2,805,660
	6.65% January 15, 2037
1,275,000	Plains All American Pipeline LP/PAA Finance Corp	1,339,213
	6.13% January 15, 2017
2,425,000	Questar Market Resources Inc	2,527,102
	6.80% April 1, 2018
975,000	Talisman Energy Inc	976,100
	6.25% February 1, 2038
365,000	Talisman Energy Inc	348,736
	5.85% February 1, 2037
110,000	Weatherford International Ltd	105,053
	6.50% August 1, 2036
776,000	Williams Cos Inc	837,097
	7.50% January 15, 2031
		$20,245,450

Other Asset-Backed --- 0.83%
2,520,000	Citibank Credit Card Issuance Trust	2,601,687
	Series 2008-C6 Class C6
	6.30% June 20, 2014
500,000	Community Program Loan Trust	447,685
	Series 1987-A Class A5
	4.50% April 1, 2029
		$3,049,372

Paper & Forest Products --- 2.23%
120,000	Georgia-Pacific LLC	127,200
	8.88% May 15, 2031
540,000	Georgia-Pacific LLC	550,800
	8.00% January 15, 2024
635,000	Georgia-Pacific LLC	590,550
	7.25% June 1, 2028
5,850,000	Georgia-Pacific LLC	5,776,875
	7.75% November 15, 2029
685,000	Westvaco Corp	668,438
	7.95% February 15, 2031
490,000	Westvaco Corp	504,105
	8.20% January 15, 2030
		$8,217,968

Personal Loans --- 2.36%
1,910,000	American General Finance Corp	1,326,216
	6.90% December 15, 2017
415,000	Ford Motor Credit Co LLC	418,510
	7.50% August 1, 2012
1,245,000	Ford Motor Credit Co LLC	1,243,125
	7.00% October 1, 2013
165,000	Ford Motor Credit Co LLC	166,632
	7.25% October 25, 2011
100,000	SLM Corp	87,113
	5.00% April 15, 2015
225,000	SLM Corp	224,194
	4.50% July 26, 2010
3,725,000	SLM Corp	3,675,655
	8.45% June 15, 2018
60,000	SLM Corp	56,249
	5.13% August 27, 2012
280,000	SLM Corp	252,554
	5.05% November 14, 2014
1,305,000	SLM Corp	1,231,046
	5.38% January 15, 2013
		$8,681,294

Pharmaceuticals --- 0.88%
1,735,000	Elan Finance PLC/Elan Finance Corp	1,726,325
	8.88% December 1, 2013
565,000	Nektar Therapeutics	519,800
	3.25% September 28, 2012
840,000	Valeant Pharmaceuticals International	1,003,800
	4.00% November 15, 2013
		$3,249,925

Railroads --- 0.83%
2,853,000	CSX Corp	2,818,995
	6.00% October 1, 2036
386,000	Missouri Pacific Railroad Co ‡‡	258,620
	5.00% January 1, 2045
		$3,077,615

Real Estate --- 3.24%
850,000	Camden Property Trust	801,729
	5.70% May 15, 2017
135,000	Duke Realty LP	125,644
	5.95% February 15, 2017
50,000	Equity Residential	48,741
	5.13% March 15, 2016
2,640,000	Highwoods Realty LP	2,408,324
	5.85% March 15, 2017
2,200,000	Highwoods Realty LP	2,141,502
	7.50% April 15, 2018
935,000	Host Hotels & Resorts LP †	876,563
	2.63% April 15, 2027
90,000	iStar Financial Inc ‡	66,150
	5.65% September 15, 2011
375,000	iStar Financial Inc	218,438
	5.95% October 15, 2013
1,565,000	iStar Financial Inc	1,001,600
	8.63% June 1, 2013
60,000	iStar Financial Inc	33,600
	5.70% March 1, 2014
20,000	iStar Financial Inc	11,250
	6.05% April 15, 2015
20,000	iStar Financial Inc ‡	11,250
	5.88% March 15, 2016
1,905,000	ProLogis	1,685,925
	1.88% November 15, 2037
395,000	ProLogis	374,607
	6.63% May 15, 2018
2,060,000	ProLogis	1,910,650
	2.25% April 1, 2037
60,000	ProLogis	57,053
	5.63% November 15, 2015
50,000	ProLogis	46,962
	5.75% April 1, 2016
125,000	Simon Property Group LP	127,568
	6.10% May 1, 2016
		$11,947,556

Retail --- 2.44%
500,000	Dillard's Inc	415,000
	6.63% January 15, 2018
1,000,000	Dillard's Inc	760,000
	7.75% July 15, 2026
500,000	Dillard's Inc	392,500
	7.88% January 1, 2023
850,000	Foot Locker Inc	803,250
	8.50% January 15, 2022
3,396,000	Home Depot Inc	3,278,013
	5.88% December 16, 2036
445,000	JC Penney Corp Inc	395,160
	6.38% October 15, 2036
525,000	Macy's Retail Holdings Inc	443,625
	6.38% March 15, 2037
540,000	Toys R Us Inc	542,700
	7.88% April 15, 2013
2,125,000	Toys R Us Inc	1,944,375
	7.38% October 15, 2018
		$8,974,623

Specialized Services --- 1.77%
400,000	DP World Ltd †	307,689
	6.85% July 2, 2037
665,727	PF Export Receivable Master Trust †	675,713
	6.44% June 1, 2015
176,096	Power Receivable Finance LLC †	179,529
	6.29% January 1, 2012
1,125,000	Ranhill Labuan Ltd †	956,250
	12.50% October 26, 2011
50,000	United Rentals North America Inc	45,250
	7.00% February 15, 2014
90,000	United Rentals North America Inc	87,525
	1.88% October 15, 2023
880,000	United Rentals North America Inc	827,200
	7.75% November 15, 2013
150,000	Virgin Media Finance PLC	158,062
	9.13% August 15, 2016
3,285,000	Western Union Co	3,267,675
	6.20% November 17, 2036
		$6,504,893

Supranationals --- 5.15%
17,325,000	Inter-American Development Bank	12,367,730
	6.00% December 15, 2017
9,600,000	International Bank for Reconstruction & Development	6,589,527
	1.43% March 5, 2014
		$18,957,257

Telephone & Telecommunications --- 6.16%
250,000	Alcatel-Lucent USA Inc	177,812
	6.50% January 15, 2028
505,000	Alcatel-Lucent USA Inc	430,513
	2.88% June 15, 2025
4,555,000	Alcatel-Lucent USA Inc	3,262,519
	6.45% March 15, 2029
760,000	AT&T Corp	756,528
	6.50% March 15, 2029
405,000	AT&T Inc	400,344
	6.15% September 15, 2034
295,000	AT&T Inc	305,768
	6.50% September 1, 2037
170,000	Axtel SAB de CV †	174,250
	9.00% September 22, 2019
35,000	BellSouth Corp	35,901
	6.55% June 15, 2034
170,000	BellSouth Corp	165,892
	6.00% November 15, 2034
775,000	Embarq Corp	833,666
	8.00% June 1, 2036
2,670,000	Level 3 Communications Inc † ‡‡	3,023,775
	7.00% March 15, 2015
995,000	Level 3 Communications Inc ‡‡	1,126,837
	7.00% March 15, 2015
1,465,000	Level 3 Communications Inc	1,281,875
	3.50% June 15, 2012
295,000	Nextel Communications Inc	286,150
	6.88% October 31, 2013
910,000	Nextel Communications Inc	849,712
	5.95% March 15, 2014
400,000	Nextel Communications Inc	389,000
	7.38% August 1, 2015
1,580,000	Nortel Networks Capital Corp * @	1,058,600
	7.88% June 15, 2026
250,000	Nortel Networks Ltd * @	112,500
	6.88% September 1, 2023
150,000	Qwest Capital Funding Inc	133,500
	7.63% August 3, 2021
3,500,000	Qwest Capital Funding Inc	2,975,000
	7.75% February 15, 2031
500,000	Qwest Corp	462,500
	7.25% September 15, 2025
45,000	Qwest Corp	39,600
	6.88% September 15, 2033
744,000	Sprint Capital Corp	618,450
	6.88% November 15, 2028
380,000	Sprint Capital Corp	349,600
	6.90% May 1, 2019
130,000	Sprint Capital Corp	122,525
	8.75% March 15, 2032
606,000	Sprint Nextel Corp	552,975
	6.00% December 1, 2016
465,000	Telecom Italia Capital SA	458,452
	6.38% November 15, 2033
470,000	Telecom Italia Capital SA	444,473
	6.00% September 30, 2034
1,960,000	US West Capital Funding Inc	1,587,600
	6.88% July 15, 2028
250,000	US West Capital Funding Inc	216,250
	6.50% November 15, 2018
65,000	Verizon Maryland Inc	51,426
	5.13% June 15, 2033
		$22,683,993

Tobacco --- 1.85%
3,230,000	Altria Group Inc	3,936,168
	9.25% August 6, 2019
2,235,000	Reynolds American Inc	2,314,579
	6.75% June 15, 2017
545,000	Reynolds American Inc	548,858
	7.25% June 15, 2037
		$6,799,605

Transportation --- 0.34%
1,650,000	APL Ltd ‡‡	1,270,038
	8.00% January 15, 2024
		$1,270,038

U.S. Municipal --- 1.31%
1,870,000	Michigan Tobacco Settlement Finance Authority ‡‡	1,494,167
	7.31% June 1, 2034
4,620,000	Tobacco Settlement Financing Corp ‡‡	3,332,776
	6.71% June 1, 2046
		$4,826,943

Utilities --- 0.16%
920,000	Calpine Corp ~	0
	0.00% July 15, 2010
500,000	EQT Corp	577,686
	8.13% June 1, 2019
		$577,686

TOTAL BONDS --- 94.25%		$347,102,008
(Cost $338,499,920)

COMMON STOCK

Shares		Value ($)

Biotechnology --- 0.95%
81,282	Vertex Pharmaceuticals Inc ††	3,482,934
		$3,482,934

Containers --- 0.23%
26,029	Owens-Illinois Inc ††	855,573
		$855,573

Electronic Instruments & Equipment --- 0.27%
51,679	Corning Inc	997,922
		$997,922

Financial Services --- 0.02%
5,114	DWS High Income Trust	43,316
3,345	Van Kampen High Income Trust II	48,435
		$91,751

Oil & Gas --- 0.29%
42,007	Chesapeake Energy Corp	1,087,182
		$1,087,182

Pharmaceuticals --- 0.00%
22,934	Valeant Pharmaceuticals International (warrants) †† ‡‡ ~	0
		$0

Unit Investment Trust --- 0.04%
23,247	Dreyfus High Yield Strategies Fund	87,176
7,484	Highland Credit Strategies Fund	47,299
		$134,475

TOTAL COMMON STOCK --- 1.80%		$6,649,837
(Cost $5,102,101)

PREFERRED STOCK

Shares		Value ($)

Agency --- 0.07%
2,400	Fannie Mae Series F ††	4,224
1,400	Fannie Mae Series H ††	2,142
3,350	Fannie Mae Series I ††	5,360
7,000	Fannie Mae Series K ††	11,830
1,700	Fannie Mae Series L ††	2,516
4,750	Fannie Mae Series M ††	6,887
2,150	Fannie Mae Series Q ††	1,956
3,800	Fannie Mae Series R ††	7,182
68,650	Fannie Mae Series S ††	75,515
2,200	Fannie Mae Series T ††	3,938
2,450	Freddie Mac Series O ††	4,238
3,100	Freddie Mac Series P ††	5,208
5,400	Freddie Mac Series U ††	4,644
36,950	Freddie Mac Series V ††	36,950
10,950	Freddie Mac Series W ††	10,403
14,450	Freddie Mac Series Y ††	14,595
50,750	Freddie Mac Series Z ††	53,288
		$250,876

Banks --- 0.05%
283	GMAC Inc † ††	186,532
		$186,532

Electric Companies --- 0.32%
5,650	AES Trust III	262,019
2,255	New York State Electric & Gas Corp	144,320
25,000	Southern California Edison Co	502,500
3,600	Union Electric Co	254,700
		$1,163,539

Financial Services --- 0.43%
1,484	Bank of America Corp	1,305,920
9,608	Sovereign Capital Trust IV	297,247
		$1,603,167

Household Goods --- 0.30%
31,225	Newell Financial Trust Inc	1,092,875
		$1,092,875

Oil & Gas --- 0.08%
415	Chesapeake Energy Corp ‡	34,341
7,000	El Paso Energy Capital Trust I	255,938
		$290,279

Real Estate --- 0.01%
2,000	FelCor Lodging Trust Inc ††	21,750
		$21,750

Telephone & Telecommunications --- 0.22%
1,070	Lucent Technologies Capital Trust 1	823,900
		$823,900

Utilities --- 0.01%
228	MDU Resources Group Inc	22,444
300	Xcel Energy Inc	18,375
		$40,819

TOTAL PREFERRED STOCK --- 1.49%		$5,473,737
(Cost $8,048,375)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

795,648	BNP Paribas Securities Corp	795,648
	Repurchase Agreement
	0.01% January 4, 2010

TOTAL SECURITIES LENDING COLLATERAL --- 0.22%		$795,648
(Cost $795,648)

OTHER ASSETS & LIABILITIES --- 2.24%		$8,264,883

TOTAL NET ASSETS --- 100%		$368,286,113
(Cost $352,446,043)

Legend

*	Security in default at December 31, 2009.
†	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.
‡‡	Illiquid security
‡	A portion or all of the security is on loan at December 31, 2009.
§	Represents the current interest rate for variable rate security.
**	For zero coupon bond, the interest rate shown is the effective yield on date of purchase.
@	Security in bankruptcy at December 31, 2009.
~	Security has no market value at December 31, 2009.
††
Non-income Producing Security

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                      CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                      AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                      INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                      PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                    EXHIBITS.

(a)      (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

   (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010